PROSPECTUS SUPPLEMENT

December 8, 2019

for

Executive Benefits VUL

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2019 for Executive Benefits VUL, a variable universal life insurance policy issued through The Guardian Separate Account N (the “Separate Account”).

Effective immediately, the section titled “Purchasing A Policy” on page 10 of the Prospectus has been revised to add the following:

As of January 1, 2020, the policy may no longer be purchased to insure additional employees.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE